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                                                                    EXHIBIT 23.1

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-41557, 333-41559, and 333-41561) of
Healthcare Recoveries, Inc. of our report dated February 15, 2000 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Louisville, Kentucky
March 14, 2000